                                                                    EXHIBIT 99.1

[ESS LOGO]                                                                  NEWS

FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.                              Fleishman-Hillard
Investor Relations                                Tessa Yao
(510) 492-1180                                    (213) 489-8290


                  ESS TECHNOLOGY REPORTS FOURTH QUARTER RESULTS

            REVENUE OF $83.3 MILLION AND NET INCOME OF $16.3 MILLION

                       FOURTH QUARTER DILUTED EPS OF $0.35

                     REPORTS STRONG GROWTH IN DVD CHIP SALES

       FREMONT, CALIF., January 23, 2002 -- ESS Technology (Nasdaq: ESST) today reported fourth quarter 2001 revenues of $83.3 million and net income of $16.3 million, or $0.35 per diluted share. Pro forma net income for the fourth quarter was $0.37 per diluted share which compares to $0.07 in the fourth quarter of 2000 and $0.20 in the third quarter of 2001. Pro forma net income excludes the results of discontinued operations, acquisition-related costs, and investment gains or losses.

       Revenues for the year ended December 31, 2001 totaled $271.4 million, a decrease of 11% from fiscal year 2000 revenues of $303.4 million. Net loss for the year was $1.8 million, or a $0.04 loss per diluted share, compared to net income of $48.3 million, or $1.05 per diluted share, for the year ended December 31, 2000. Pro forma net income for the year was $28.9 million, or $0.63 per diluted share, compared to $47.8 million, or $1.04 per diluted share for 2000.

       Robert Blair, president and chief executive officer of ESS Technology commented, "I am extremely pleased with the results of the fourth quarter. Once again, we had record DVD shipments with over 5 million units shipped during the quarter. This represents sequential growth in unit shipments of over 40% from our record third quarter of 3.5 million, and we believe that

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                                   ESS Technology Reports Fourth Quarter Results
                                                                     Page 2 of 3

we continue to be the market leader for both DVD chips and overall digital video player chips. Including our VCD chips, we shipped over 11 million digital video units in total during this quarter."

       Mr. Blair continued, "Our gross margins increased from 37% in the third quarter to 41% in the recent quarter, fueled by the higher gross margins from our DVD products, and we further strengthened our balance sheet. Our cash increased by $29 million during the quarter to end the year with $129 million in cash and short-term investments."

       "2001 was a very successful year for ESS. We transitioned our company to a DVD and digital entertainment chip supplier as we grew our DVD and video CD revenues from $171 million to $210 million, a growth of 23%. During 2001, ESS more than doubled cash and short- term investments, reduced its inventories and repurchased 1.6 million shares of its stock. As we look to the future, we believe the trend of more and more entertainment technologies becoming digitized will continue. With our leading market position in the digital video market, we believe that ESS is well positioned to be a leading player in the emerging digital entertainment market in the coming years," Mr. Blair concluded.

ABOUT ESS TECHNOLOGY

ESS Technology, Inc., is a leading supplier of high-performance feature-packed chips for the rapidly expanding DVD and digital entertainment markets. The company is also a leading provider of solutions for applications in the growing consumer entertainment market. ESS provides advanced products that enable the emergence of digital home systems that deliver and manage entertainment and information in the home.

       ESS, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology's common stock is traded on the Nasdaq under the symbol ESST. ESS Technology's web site address is:
http://www.esstech.com.

(ATTACHMENTS: Consolidated Summary Statements)

       The matters discussed in this news release include certain forward-looking statements that involve risks and uncertainties, including, but not limited to, the timely availability and acceptance of the company's new products, the impact of competitive products and pricing, including unanticipated declines in average selling price for the company's products, the dependence on continued growth in demand for PC and consumer multimedia products, the possible disruption in consumer demand occasioned by terrorist activity and armed conflict, the effect of quarter to quarter variations in revenue and earnings, the effect of general economic conditions both


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                                   ESS Technology Reports Fourth Quarter Results
                                                                     Page 3 of 3

domestically and internationally on the demand for the company's products, as well as the other risks detailed from time to time in the SEC reports of ESS, including the reports on Form 10-K, Form 8K and Form 10Q. Actual results could differ materially from those projected in the forward-looking statements.

                                      # # #

                              ESS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                                 (in thousands)


                                                       Dec 31           Dec 31
                                                        2001             2000
                                                      ---------       ---------
ASSETS

Current Assets:
  Cash and cash equivalents                           $  96,995       $  25,715
  Short-term investments                                 32,039          33,123
  Accounts receivable, net                               42,642          51,884
  Inventories, net                                       37,452          98,940
  Prepaid expenses and other assets                       1,894           2,780
  Net assets of discontinued operation                       --          46,131
                                                      ---------       ---------
    Total current assets                                211,022         258,573

Property, plant and equipment, net                       22,438          31,081
Other assets, net                                         4,505           4,737
                                                      ---------       ---------
    Total Assets                                      $ 237,965       $ 294,391
                                                      =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses               $  49,173       $  70,300
  Income taxes payable and deferred income taxes          4,883           3,601
                                                      ---------       ---------
    Total current liabilities                            54,056          73,901
                                                      ---------       ---------
Non-current deferred tax liability                        6,931           9,061
                                                      ---------       ---------
Shareholders' equity:
  Common stock                                          153,678         149,197
  Other comprehensive loss                               (1,374)         (7,378)
  Retained earnings                                      24,674          69,610
                                                      ---------       ---------
    Total shareholders' equity                          176,978         211,429
                                                      ---------       ---------
    Total Liabilities and Shareholders' Equity        $ 237,965       $ 294,391
                                                      =========       =========

                              ESS TECHNOLOGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP BASIS
                                   (unaudited)
                      (in thousands, except per share data)


                                                    Three months ended(1)           Twelve months ended(1)
                                                  -------------------------       -------------------------
                                                    Dec 31          Dec 31          Dec 31          Dec 31
                                                     2001            2000            2001            2000
                                                  ---------       ---------       ---------       ---------
Net revenues                                      $  83,266       $  52,538       $ 271,380       $ 303,436
Cost of revenues                                     48,725          37,521         180,231         192,452
                                                  ---------       ---------       ---------       ---------
  Gross profit                                       34,541          15,017          91,149         110,984

Operating expenses:
  Research and development                            6,681           7,539          27,957          27,832
  In-process research and development                    --              --              --           2,625
  Selling, general and administrative                11,420           7,049          40,689          36,225
                                                  ---------       ---------       ---------       ---------
Operating income                                     16,440             429          22,503          44,302

Nonoperating income (loss), net                         701           3,788         (18,780)         41,810
                                                  ---------       ---------       ---------       ---------
Income before provision for income taxes             17,141           4,217           3,723          86,112
Provision for (benefit from) income taxes               862             582          (7,262)         22,946
                                                  ---------       ---------       ---------       ---------
Net income from continuing operations                16,279           3,635          10,985          63,166

Net loss from discontinued operation                     --          (5,230)         (4,205)        (14,860)
Loss from disposal of discontinued operation             --              --          (8,597)             --
                                                  ---------       ---------       ---------       ---------
Net income (loss)                                 $  16,279       $  (1,595)      $  (1,817)      $  48,306
                                                  =========       =========       =========       =========
Net income (loss) per share:
     Basic
        Continuing operations                     $    0.39       $    0.08       $    0.26       $    1.49
        Discontinued operation                    $      --       $   (0.12)      $   (0.30)      $   (0.35)
                                                  ---------       ---------       ---------       ---------
                                                  $    0.39       $   (0.04)      $   (0.04)      $    1.14
                                                  =========       =========       =========       =========
    Diluted
        Continuing operations                     $    0.35       $    0.08       $    0.26       $    1.37
        Discontinued operation                    $      --       $   (0.12)      $   (0.30)      $   (0.32)
                                                  ---------       ---------       ---------       ---------
                                                  $    0.35       $   (0.04)      $   (0.04)      $    1.05
                                                  =========       =========       =========       =========
Weighted average common shares:
            Basic                                    41,976          42,699          42,274          42,548
                                                  =========       =========       =========       =========
            Diluted                                  45,867          42,699          42,274          45,943
                                                  =========       =========       =========       =========


(1) Amounts in previous periods have been reclassified to take into account the effects of discontinued operation.


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                              ESS TECHNOLOGY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                      (in thousands, except per share data)


                                               Three months ended(1)      Twelve months ended(1)
                                              ----------------------      ----------------------
                                               Dec 31        Dec 31        Dec 31        Dec 31
                                                2001          2000          2001          2000
                                              --------      --------      --------      --------
Net revenues                                  $ 83,266      $ 52,538      $271,380      $303,436
Cost of revenues                                48,725        37,521       180,231       192,452
                                              --------      --------      --------      --------
  Gross profit                                  34,541        15,017        91,149       110,984

Operating expenses:
  Research and development                       5,934         6,258        22,490        21,818
  Selling, general and administrative           11,420         7,049        40,689        36,225
                                              --------      --------      --------      --------
Operating income                                17,187         1,710        27,970        52,941

Nonoperating income, net                           701         1,977         2,407         4,954
                                              --------      --------      --------      --------
Income before provision for income taxes        17,888         3,687        30,377        57,895
Provision for income taxes                         899           492         1,486        10,089
                                              --------      --------      --------      --------
Net income                                    $ 16,989      $  3,195      $ 28,891      $ 47,806
                                              ========      ========      ========      ========
Net income per share
                  Basic                       $   0.40      $   0.07      $   0.68      $   1.12
                                              ========      ========      ========      ========
                  Diluted                     $   0.37      $   0.07      $   0.63      $   1.04
                                              ========      ========      ========      ========
Weighted average common shares:
                  Basic                         41,976        42,699        42,274        42,548
                                              ========      ========      ========      ========
                  Diluted                       45,867        44,704        45,536        45,943
                                              ========      ========      ========      ========


(1) Pro forma adjustments are detailed within the schedule entitled "Reconciliation of GAAP Basis Net Income to Pro Forma Net Income".

                              ESS TECHNOLOGY, INC.
         RECONCILIATION OF GAAP BASIS NET INCOME TO PRO FORMA NET INCOME
                                   (unaudited)
                                 (in thousands)


                                                       Three months ended           Twelve months ended
                                                    -----------------------       -----------------------
                                                     Dec. 31        Dec. 31        Dec. 31        Dec. 31
                                                      2001           2000           2001           2000
                                                    --------       --------       --------       --------
Net income (loss) - GAAP basis                      $ 16,279       $ (1,595)      $ (1,817)      $ 48,306

Pro Forma Adjustments
     In process research and

          development (1)                                 --             --             --          2,625
     Acquisition amortization (2)                        747          1,281          5,467          6,015
     Sale of land (3)                                     --         (1,811)            --         (1,811)
     Cisco stock sale (4)                                 --             --         21,187        (35,045)
     Tax effect of items (1), (2), (3) and (4)           (37)            90         (8,748)        12,856
     Discontinued operation, net of tax (5)               --          5,230         12,802         14,860
                                                    --------       --------       --------       --------
Net income (loss) - Pro forma                       $ 16,989       $  3,195       $ 28,891       $ 47,806
                                                    ========       ========       ========       ========

(1) Pro forma amounts for all periods presented exclude the effect of in-process research and development related to the acquisition of Netridium in Q1 2000, amounting to $0, and $2,625 for the twelve months ended December 31, 2001 and December 31, 2000, respectively.

(2) Pro forma amounts for all periods presented exclude the effect of acquisition amortization, amounting to $747 and $1,281 for the three months ended December 31, 2001 and December 31, 2000, respectively, and $5,467 and $6,015 for the twelve months ended December 31, 2001 and December 31, 2000, respectively.

(3) Pro forma amounts for all periods presented exclude the effects of the sale of land, amounting to $0 and $1,811 for the three months ended December 31, 2001 and December 31, 2000, respectively, and $0 and $1,811 for the twelve months ended December 31, 2001 and December 31, 2000, respectively.

(4) Pro forma amounts for all periods presented exclude the effect of the Cisco stock related transactions, amounting to ($21,187) and $35,045 for the twelve months ended December 31, 2001 and December 31, 2000, respectively.

(5) Pro forma amounts for all periods presented exclude the effects of the discontinued operation, amounting to $0 and ($5,230) for the three months ended December 31, 2001 and December 31, 2000, respectively, and ($12,802) and ($14,860) for the twelve months ended December 31, 2001 and December 31, 2000, respectively.